CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Kevin Monson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Ecological Services, Inc. on Form 10-QSB for the quarterly period ended September 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-QSB fairly represents in all material respects the financial condition and results of operations of Ecological Services, Inc.


                                              By:/s/ Kevin Monson
                                                 -------------------------------
                                              Name: Kevin Monson
                                              Title: Chief Executive Officer and
                                              Chief Financial Officer